Exhibit 4.1

FACE OF SECURITY

THIS STOCK CERTIFICATE IS A PERMANENT GLOBAL STOCK CERTIFICATE WITHIN THE MEANING OF THE CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE ISSUER (SUCH CERTIFICATE OF INCORPORATION, AS MAY BE AMENDED FROM TIME TO TIME, THE “CERTIFICATE OF INCORPORATION”) AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (A NEW YORK CORPORATION) OR A NOMINEE OF THE DEPOSITORY TRUST COMPANY. THIS CERTIFICATE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCE DESCRIBED IN THE CERTIFICATE OF INCORPORATION AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY TO A NOMINEE OF THE DEPOSITORY TRUST COMPANY OR BY A NOMINEE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITORY TRUST COMPANY OR ANOTHER NOMINEE OF THE DEPOSITORY TRUST COMPANY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate Number: A-1	Number of Shares of Series A Preferred Stock: 2,777,625 CUSIP NO.: 369604 BM4

GENERAL ELECTRIC COMPANY

Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A

(par value $1.00 per share)

(liquidation preference $1,000 per share)

December 3, 2015

General Electric Company, a corporation formed under the laws of the State of New York (the “Company”), hereby certifies that CEDE & CO., INC. (the “Holder”) is the registered owner of 2,777,625 fully paid and non-assessable shares of the Company’s designated Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A, with a par value of $1.00 per share and a liquidation preference of $1,000 per share (the “Series A Preferred Stock”). The shares of Series A Preferred Stock shall be transferable only upon the books and records of the Registrar, by the Holder, in person, or by a properly authenticated power of attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, relative rights, preferences, limitations and other terms and provisions of the Series A Preferred Stock represented hereby are and shall in all respects be subject to the provisions of the Certificate of Amendment, dated December 2, 2015, to the Company’s Restated Certificate of Incorporation, dated January 16, 2014 (such Certificate of Incorporation, as may be amended and/or restated from time to time, the “Certificate of Incorporation”). Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Certificate of Incorporation. The Company will provide a copy of the Certificate of Incorporation to a Holder, without charge upon written request to the Company at its principal place of business.

Reference is hereby made to select provisions of the Series A Preferred Stock set forth on the reverse hereof, and to the Certificate of Incorporation, which select provisions and the Certificate of Incorporation shall for all purposes have the same effect as if set forth herein.

Upon receipt of this certificate, the Holder is bound by the Certificate of Incorporation and is entitled to the benefits thereunder.

Unless the Registrar has properly countersigned, these shares of Series A Preferred Stock shall not be entitled to any benefit under the Certificate of Incorporation or be valid or obligatory for any purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, this certificate has been executed on behalf of the Company by the authorized officers named below and delivered as of the day and year first above written.

GENERAL ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

[Signature page to GE’s Form of Preferred Stock, Series A]

REGISTRAR’S COUNTERSIGNATURE

These are shares of Series A Preferred Stock referred to in the within-mentioned Certificate of Incorporation.

Dated:

COMPUTERSHARE INC. and

COMPUTERSHARE TRUST COMPANY, N.A., together, as Registrar

On Behalf of Both Entities:

By:
Name:
Title:

[Signature page to GE’s Form of Preferred Stock, Series A]

REVERSE OF CERTIFICATE

Dividends on each share of Series A Preferred Stock shall be payable at the rate provided in the Certificate of Incorporation.

The shares of Series A Preferred Stock shall be redeemable at the option of the Company in the manner and in accordance with the terms set forth in the Certificate of Incorporation.

The Company will furnish to the Holder, upon request and without charge, (i) a full statement of the designation, relative rights, preferences and limitations of the shares of the Series A Preferred Stock, (ii) the designation, relative rights, preferences and limitations of any other series of the Company’s preferred stock, so far as the same have been fixed and (iii) the authority of the board of directors of the Company to designate and fix the relative rights, preferences and limitations of any other series of the Company’s preferred stock.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Series A Preferred Stock evidenced hereby to:

(Insert assignee’s social security or taxpayer identification number, if any)

(Insert address and zip code of assignee)

and irrevocably appoints:

As agent to transfer the shares of Series A Preferred Stock evidenced hereby on the books of the Transfer Agent. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this Certificate)

Signature Guarantee:

(Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to. or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

FACE OF SECURITY

THIS STOCK CERTIFICATE IS A PERMANENT GLOBAL STOCK CERTIFICATE WITHIN THE MEANING OF THE CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE ISSUER (SUCH CERTIFICATE OF INCORPORATION, AS MAY BE AMENDED FROM TIME TO TIME, THE “CERTIFICATE OF INCORPORATION”) AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (A NEW YORK CORPORATION) OR A NOMINEE OF THE DEPOSITORY TRUST COMPANY. THIS CERTIFICATE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCE DESCRIBED IN THE CERTIFICATE OF INCORPORATION AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY TO A NOMINEE OF THE DEPOSITORY TRUST COMPANY OR BY A NOMINEE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITORY TRUST COMPANY OR ANOTHER NOMINEE OF THE DEPOSITORY TRUST COMPANY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate Number: B-1	Number of Shares of Series B Preferred Stock: 2,072,525 CUSIP NO.: 369604 BN2

GENERAL ELECTRIC COMPANY

Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B

(par value $1.00 per share)

(liquidation preference $1,000 per share)

December 3, 2015

General Electric Company, a corporation formed under the laws of the State of New York (the “Company”), hereby certifies that CEDE & CO., INC. (the “Holder”) is the registered owner of 2,072,525 fully paid and non-assessable shares of the Company’s designated Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B, with a par value of $1.00 per share and a liquidation preference of $1,000 per share (the “Series B Preferred Stock”). The shares of Series B Preferred Stock shall be transferable only upon the books and records of the Registrar, by the Holder, in person, or by a properly authenticated power of attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, relative rights, preferences, limitations and other terms and provisions of the Series B Preferred Stock represented hereby are and shall in all respects be subject to the provisions of the Certificate of Amendment, dated December 2, 2015, to the Company’s Restated Certificate of Incorporation, dated January 16, 2014 (such Certificate of Incorporation, as may be amended and/or restated from time to time, the “Certificate of Incorporation”). Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Certificate of Incorporation. The Company will provide a copy of the Certificate of Incorporation to a Holder, without charge upon written request to the Company at its principal place of business.

Reference is hereby made to select provisions of the Series B Preferred Stock set forth on the reverse hereof, and to the Certificate of Incorporation, which select provisions and the Certificate of Incorporation shall for all purposes have the same effect as if set forth herein.

Upon receipt of this certificate, the Holder is bound by the Certificate of Incorporation and is entitled to the benefits thereunder.

Unless the Registrar has properly countersigned, these shares of Series B Preferred Stock shall not be entitled to any benefit under the Certificate of Incorporation or be valid or obligatory for any purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, this certificate has been executed on behalf of the Company by the authorized officers named below and delivered as of the day and year first above written.

GENERAL ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

[Signature page to GE’s Form of Preferred Stock, Series B]

REGISTRAR’S COUNTERSIGNATURE

These are shares of Series B Preferred Stock referred to in the within-mentioned Certificate of Incorporation.

Dated:

COMPUTERSHARE INC. and

COMPUTERSHARE TRUST COMPANY, N.A., together, as Registrar

On Behalf of Both Entities:

By:
Name:
Title:

[Signature page to GE’s Form of Preferred Stock, Series B]

REVERSE OF CERTIFICATE

Dividends on each share of Series B Preferred Stock shall be payable at the rate provided in the Certificate of Incorporation.

The shares of Series B Preferred Stock shall be redeemable at the option of the Company in the manner and in accordance with the terms set forth in the Certificate of Incorporation.

The Company will furnish to the Holder, upon request and without charge, (i) a full statement of the designation, relative rights, preferences and limitations of the shares of the Series B Preferred Stock, (ii) the designation, relative rights, preferences and limitations of any other series of the Company’s preferred stock, so far as the same have been fixed and (iii) the authority of the board of directors of the Company to designate and fix the relative rights, preferences and limitations of any other series of the Company’s preferred stock.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Series B Preferred Stock evidenced hereby to:

(Insert assignee’s social security or taxpayer identification number, if any)

(Insert address and zip code of assignee)

and irrevocably appoints:

As agent to transfer the shares of Series B Preferred Stock evidenced hereby on the books of the Transfer Agent. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this Certificate)

Signature Guarantee:

(Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to. or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

FACE OF SECURITY

THIS STOCK CERTIFICATE IS A PERMANENT GLOBAL STOCK CERTIFICATE WITHIN THE MEANING OF THE CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE ISSUER (SUCH CERTIFICATE OF INCORPORATION, AS MAY BE AMENDED FROM TIME TO TIME, THE “CERTIFICATE OF INCORPORATION”) AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (A NEW YORK CORPORATION) OR A NOMINEE OF THE DEPOSITORY TRUST COMPANY. THIS CERTIFICATE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCE DESCRIBED IN THE CERTIFICATE OF INCORPORATION AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY TO A NOMINEE OF THE DEPOSITORY TRUST COMPANY OR BY A NOMINEE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITORY TRUST COMPANY OR ANOTHER NOMINEE OF THE DEPOSITORY TRUST COMPANY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate Number: C-1	Number of Shares of Series C Preferred Stock: 1,094,100 CUSIP NO.: 369604 BP7

GENERAL ELECTRIC COMPANY

Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C

(par value $1.00 per share)

(liquidation preference $1,000 per share)

December 3, 2015

General Electric Company, a corporation formed under the laws of the State of New York (the “Company”), hereby certifies that CEDE & CO., INC. (the “Holder”) is the registered owner of 1,094,100 fully paid and non-assessable shares of the Company’s designated Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C, with a par value of $1.00 per share and a liquidation preference of $1,000 per share (the “Series C Preferred Stock”). The shares of Series C Preferred Stock shall be transferable only upon the books and records of the Registrar, by the Holder, in person, or by a properly authenticated power of attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, relative rights, preferences, limitations and other terms and provisions of the Series C Preferred Stock represented hereby are and shall in all respects be subject to the provisions of the Certificate of Amendment, dated December 2, 2015, to the Company’s Restated Certificate of Incorporation, dated January 16, 2014 (such Certificate of Incorporation, as may be amended and/or restated from time to time, the “Certificate of Incorporation”). Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Certificate of Incorporation. The Company will provide a copy of the Certificate of Incorporation to a Holder, without charge upon written request to the Company at its principal place of business.

Reference is hereby made to select provisions of the Series C Preferred Stock set forth on the reverse hereof, and to the Certificate of Incorporation, which select provisions and the Certificate of Incorporation shall for all purposes have the same effect as if set forth herein.

Upon receipt of this certificate, the Holder is bound by the Certificate of Incorporation and is entitled to the benefits thereunder.

Unless the Registrar has properly countersigned, these shares of Series C Preferred Stock shall not be entitled to any benefit under the Certificate of Incorporation or be valid or obligatory for any purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, this certificate has been executed on behalf of the Company by the authorized officers named below and delivered as of the day and year first above written.

GENERAL ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

[Signature page to GE’s Form of Preferred Stock, Series C]

REGISTRAR’S COUNTERSIGNATURE

These are shares of Series C Preferred Stock referred to in the within-mentioned Certificate of Incorporation.

Dated:

COMPUTERSHARE INC. and

COMPUTERSHARE TRUST COMPANY, N.A., together, as Registrar

On Behalf of Both Entities:

By:
Name:
Title:

[Signature page to GE’s Form of Preferred Stock, Series C]

REVERSE OF CERTIFICATE

Dividends on each share of Series C Preferred Stock shall be payable at the rate provided in the Certificate of Incorporation.

The shares of Series C Preferred Stock shall be redeemable at the option of the Company in the manner and in accordance with the terms set forth in the Certificate of Incorporation.

The Company will furnish to the Holder, upon request and without charge, (i) a full statement of the designation, relative rights, preferences and limitations of the shares of the Series C Preferred Stock, (ii) the designation, relative rights, preferences and limitations of any other series of the Company’s preferred stock, so far as the same have been fixed and (iii) the authority of the board of directors of the Company to designate and fix the relative rights, preferences and limitations of any other series of the Company’s preferred stock.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Series C Preferred Stock evidenced hereby to:

(Insert assignee’s social security or taxpayer identification number, if any)

(Insert address and zip code of assignee)

and irrevocably appoints:

As agent to transfer the shares of Series C Preferred Stock evidenced hereby on the books of the Transfer Agent. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this Certificate)

Signature Guarantee:

(Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to. or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)